                                                              EXHIBIT 10(h)(iii)


     FOURTH AMENDMENT AND CONSENT, dated as of June 12, 1998 (this "Amendment
                                                                    ---------
and Consent"), to the Amended and Restated Credit Agreement, dated as of August
-----------
12, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a Pennsylvania
                   ----------------
corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a company organized
                  -------
and existing under the laws of the Province of Nova Scotia (the "Canadian
                                                                 --------
Borrower" and, together with the Company, the "Borrowers"), the several banks
--------                                       ---------
and other financial institutions from time to time parties thereto (the

"Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as US
 -------
Administrative Agent for the US$ Lenders thereunder, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment and Consent becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment and Consent;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendment to Subsection 8.9 of the Credit Agreement.  Subsection 8.9
          ---------------------------------------------------
of the Credit Agreement is hereby amended by deleting the table appearing at the end of said paragraph and substituting in lieu thereof the following table:


Period                                    Ratio
-------------------------------------  ------------
From and including the Closing Date    1.50 to 1.00
 through December 31, 1997

From and including January 1, 1998     1.75 to 1.00
 through June 11, 1998

From and including June 12, 1998       1.50 to 1.00
 through March 31, 1999

From and including April 1, 1999       2.00 to 1.00
 through December 31, 2000

Period                                    Ratio
-------------------------------------  ------------
From and including January 1, 2001     2.50 to 1.00
 and thereafter
---------------------------------------------------


        2.   Amendment to Subsection 8.10(a) of the Credit Agreement.
             -------------------------------------------------------
Subsection 8.10(a) of the Credit Agreement is hereby amended by deleting the table appearing at the end of said 8.10(a) of the Credit paragraph and substituting in lieu thereof the following table:

               Period                     Ratio
-------------------------------------  ------------

From and including the Closing Date    6.00 to 1.00
 through June 11, 1998

From and including June 12, 1998       6.50 to 1.00
 through March 31, 1999

From and including April 1, 1999 to    6.00 to 1.00
 December 31, 2000

From and including January 1, 2001     5.50 to 1.00
 through December 31, 2001

From and including January 1, 2002     4.50 to 1.00
 through December 31, 2002
From and including January 1, 2003     3.50 to 1.00
 and thereafter
---------------------------------------------------
        III.  Consents.
              ---------

        1.  Consent to Acquisition of Kestrel Holdings, Inc.  The Required
            ------------------------------------------------
Lenders hereby consent, in accordance with paragraph (d) of the proviso contained in the definition of "Permitted Acquisition" in subsection 1.1 of the Credit Agreement, to the acquisition (the "Kestrel Acquisition") of all of the outstanding capital stock of Kestrel Holdings, Inc., a record storage company with operations in Houston, Texas and Dallas, Texas, pursuant to the Stock Purchase Agreement dated as of May 19, 1998 between the Company and the Sellers named therein, a copy of which has been delivered to the US Administrative Agent, and such Lenders further agree that the Kestrel Acquisition, as so described, constitutes a "Permitted Acquisition" under the Credit Agreement.

     2.   Consents to Re-Set 1998 Acquisition Basket.  The Required Lenders
          ------------------------------------------
hereby consent that, in connection with all calculations of the $85,000,000 limitation contained in paragraph (e)(y) of the proviso contained in the definition of "Permitted Acquisition" in subsection 1.1 of the Credit Agreement in connection with acquisitions proposed to be made during the period from the date hereof to and including December 31, 1998, (a) the Kestrel Acquisition shall be disregarded and (b) the Company shall be permitted to use an additional amount of proceeds of Acquisition Loans made during such period, in an aggregate amount not to exceed US$10,000,000 above the amount otherwise permitted, to fund additional Permitted Acquisitions during such period.

     IV.  Conditions to Effectiveness.  This Amendment and Consent shall
          ---------------------------
become effective on the date (the "Amendment and Consent Effective Date") on
                                   ------------------------------------
which the Borrowers, each of the other Loan Parties, the US Administrative Agent, the Canadian Administrative Agent and each of the Required Lenders shall have executed and delivered to the US Administrative Agent this Amendment and Consent.

     V.   General.
          -------

     1.   Representation and Warranties.  To induce the Administrative Agents
          -----------------------------
and the Lenders to enter into this Amendment and Consent, the Company hereby represents and warrants to the Administrative Agents and each of the Lenders as of the Amendment and Consent Effective Date that:

     (a) Corporate Power; Authorization; Enforceable Obligations.
         -------------------------------------------------------

          (i) Each Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and Consent and to perform the Loan Documents, as amended by this Amendment and Consent, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Consent and the performance of the Loan Documents, as so amended.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment and Consent or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment and Consent.

          (iii) This Amendment and Consent has been duly executed and delivered on behalf of each Borrower.

          (iv) Each of this Amendment and Consent and each Loan Document, as amended by this Amendment and Consent, constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b) No Legal Bar.  The execution, delivery and performance of this
         ------------
     Amendment and Consent and the performance of the Loan Documents, as amended by this

     Amendment and Consent, will not violate any Requirement of Law or Contractual Obligation of each Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c) Representations and Warranties.  The representations and warranties
         ------------------------------
     made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment and Consent Effective Date, before and after giving effect to the effectiveness of this Amendment and Consent, as if made on and as of the Amendment and Consent Effective Date (other than any representations and warranties made as of a specific date, which continue to be true and correct in all material respects as of such date).

     2.   Payment of Expenses.  The Company agrees to pay or reimburse the
          -------------------
Administrative Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent and the Canadian Administrative Agent.

     3.   No Other Amendment and Consents; Confirmation.  Except as expressly
          ---------------------------------------------
amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.
          ---------------------------

     (a) This Amendment and Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment and Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Consent signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment and Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                  PIERCE LEAHY CORP.


                                  By:/s/ Joseph P. Linaugh
                                     -----------------------
                                   Title:  Vice President


                                  PIERCE LEAHY COMMAND COMPANY

                                  By:/s/ Joseph P. Linaugh
                                     -----------------------
                                   Title:  Vice President


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  NEW YORK AGENCY,
                                  as US Administrative Agent and as a US$ Lender

                                  By:/s/ Tefta Ghilaga
                                     -------------------
                                   Title:  Executive Director
                                       CIBC Oppenheimer Corp., AS AGENT


                                  CANADIAN IMPERIAL BANK OF COMMERCE
                                  as Canadian Administrative Agent and
                                   as a C$ Lender
                                  By:/s/ Tefta Ghilaga
                                     -------------------
                                  Title:  Executive Director
                                       CIBC Oppenheimer Corp., AS AGENT


                                  BANK OF AMERICA NATIONAL TRUST &
                                  SAVINGS ASSOCIATION
                                  as a Lender

                                  By:/s/ Terrence A. Walsh
                                     -----------------------
                                   Title:  Vice President

                                  BANK OF AMERICA CANADA
                                  as a Lender

                                  By:/s/ Richard J. Hall
                                     ---------------------
                                   Title:  Vice President


                                  FIRST UNION BANK, N.A.
                                 (successor by merger to Corestates Bank, N.A.)
                                  as a Lender

                                  By:/s/ Karl F Schultz
                                     --------------------
                                  Title:  Vice President


                                  CREDIT LYONNAIS NEW YORK BRANCH
                                  as a Lender

                                  By:__
                                   Title:


                                  FLEET NATIONAL BANK
                                  as Documentation Agent and as Lender

                                  By:/s/ James C. Silva
                                    ---------------------
                                  Title:  Assistant Vice President


                                  THE FIRST NATIONAL BANK OF MARYLAND
                                  as a Lender

                                  By:/s/ John C. Acker
                                    -------------------
                                   Title:  Vice President


                                  HELLER FINANCIAL
                                  as a Lender

                                  By:/s/ Patrick Hayes
                                     -------------------
                                   Title:  Vice President

                                  ROYAL BANK OF CANADA
                                  as a Lender

                                  By:
                                     ---------------------------
                                  Title:


                                  STATE STREET BANK AND TRUST COMPANY
                                  as a Lender

                                  By:/s/ Hamilton H. Wood, Jr.
                                     ---------------------------
                                  Title:  Vice President


                                  THE BANK OF NEW YORK
                                  as a Lender

                                  By:/s/ Peter H. Abdill
                                     ---------------------
                                   Title:  Vice President

                          ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned, as a Guarantor under that certain Amended and Restated US Global Guarantee and Security Agreement, dated as of August 12, 1997, made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Amendment and Consent to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                                  PIERCE LEAHY CORP.
                                  PIERCE MARYLAND, LLC


                                  By:/s/ Joseph P. Linaugh
                                     ---------------------
                                   Title:  Vice President


                                  PLC COMMAND I, INC.
                                  PLC COMMAND II, INC.


                                  By:/s/ Joseph P. Linaugh
                                     ---------------------
                                   Title:  Assistant Secretary


                                  PLC COMMAND I, L.P.
                                  By PLC Command I, Inc., as
                                   its general partner


                                  By:/s/ Joseph P. Linaugh
                                     ---------------------
                                   Title:  Assistant Secretary


                                  PLC COMMAND II, L.P.
                                  By PLC Command II, Inc., as
                                   its general partner


                                  By:/s/ Joseph P. Linaugh
                                     ---------------------
                                   Title:  Assistant Secretary


                                  MONARCH BOX, INC.
                                  ADVANCED BOX, INC.


                                  By:/s/ Lisa G. Goldschmidt
                                     -----------------------
                                   Title:  President

                                 ACKNOWLEDGEMENT AND CONSENT

        The undersigned, as Guarantor under that certain Guarantee, dated as of April 7, 1998, and as Assignor under that certain Security Agreement, dated as of April 7, 1998, each made by the undersigned in favor of the Canadian Administrative Agent and the C$ Lenders, hereby acknowledges and consents to the execution and delivery of this Amendment and Consent to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations as Guarantor under said Guarantee and as Assignor under said Security Agreement.



                                  ARCHIVEX LIMITED



                                  By:  /s/ Joseph P. Linaugh
                                       ---------------------
                                    Title:  Vice President

                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned hereby acknowledges and consents to the execution and delivery of this Amendment and Consent to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations under the Canadian Security Documents, made in favor of the Canadian Administrative Agent and the C$ Lenders, to which it is a party.



                                  PIERCE LEAHY COMMAND COMPANY


                                  By:  /s/ Joseph P. Linaugh
                                       ---------------------
                                    Title:  Vice President